UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 9, 2013
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)
100 NE Adams Street, Peoria, Illinois (Address of principal executive offices)	61629 (Zip Code)
Registrant’s telephone number, including area code: (309) 675-1000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 9, 2013, the Board of Directors of Caterpillar Inc. (“Caterpillar”) approved an amendment to Article II, Section 3(d) of Caterpillar’s Bylaws, effective October 9, 2013, to provide for majority voting in uncontested elections of directors.

The amended Bylaws and a copy marked to show changes are attached as Exhibits 3.1 and 3.2 respectively. Exhibit 3.1 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits
3.1    Bylaws of Caterpillar Inc., as amended and restated as of October 9, 2013

3.2    Marked Bylaws of Caterpillar Inc.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CATERPILLAR INC.

October 9, 2013	By:	/s/James B. Buda
James B. Buda
Executive Vice President, Law and Public Policy

EXHIBIT INDEX
Exhibit No.	Description

3.1	Bylaws of Caterpillar Inc., as amended and restated as of October 9, 2013
3.2	Marked Bylaws of Caterpillar Inc.